                                  PROJECT 007

                             Presentation Materials

                                January 6, 1997


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                                Table of Contents


SECTION     I         TRANSACTION OVERVIEW

                      Recent News Summary
                      Closing Share Price and Volume Analysis
                      Analysis of Shareholdings
                      Analysis of Option Holdings

SECTION     II        VALUATION INDICATIONS

                      Summary of Valuation Analyses
                      Acquisition Matrix
                      Key Pricing Parameters (Precedent Transactions Analysis) Discounted Cash Flow Analysis

SECTION     III       SHARE PRICE PERFORMANCE

                      Annotated Price Graph
                      Biotech Indexed Price Performance Since IPO
                      Biotech Indexed Price Performance Since Initial Offer Date

APPENDIX    A         Discounted Cash Flow Analysis - Base Case

            B         Weighted Average Cost of Capital Analysis


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                               Recent News Summary



       Date                           Summary Description
-----------------   ------------------------------------------------------------

December 10, 1996   Preliminary results announced from European Phase
                    I/II clinical trials to support multiple myeloma patients undergoing high dose chemotherapy. Results for the seven patients showed that the median time to successful engraftment (recovery) of neutrophils (white blood cells) was 11 days and was 13 days for platelet independence.

December 4, 1996    FDA accepted a filing to initiate a gene therapy
                    trial using hematopoietic stem-cells to treat HIV-infected patients.

November 22, 1996   Initiated clinical trials of hematopoietic stem
                    cell transplants to support non-Hodgkin's lymphoma and breast cancer patients undergoing high dose chemotherapy.

October 28, 1996    007 independent directors reject Sandoz's offer.


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                    Closing Share Price and Volume Analysis
                              02-Jan-96 to Present

---------------------------------------------
Revised Offer Price
---------------------------------------------
Premium Over
Current Price(1)                        29.5%
1 Day Prior to Initial Offer(2)         77.3%
30 Days Prior to Initial Offer(3)       51.5%
---------------------------------------------

---------------------------------------------
Initial Offer Price
---------------------------------------------
Premium Over
Current Price(1)                        12.9%
1 Day Prior to Initial Offer(2)         54.5%
30 Days Prior to Initial Offer(3)       32.0%
---------------------------------------------


[Line graph repesenting the closing share price and stock trading volume from January 2, 1996 through January 3, 1997]


                                                                  MORGAN STANLEY

                                  PROJECT 007
--------------------------------------------------------------------------------
                           Analysis of Shareholdings

                                                                Primary            %                         Fully           %
                                              Equity            Shares          Primary                     Diluted        Fully
Shareholders                               Orientation       Outstanding(5)     Shares      Options(6)     Shares(7)     Diluted(7)
-------------------------------------- --------------------  ---------------   ---------   ------------   -----------   ------------
Institutions(1)
Morgan J P & Company, Inc.(2)          Growth                   1,487,323        10.3%             0        1,487,323           9.2%
Aetna Services Inc                     N/A                        249,103         1.7%             0          249,103           1.5%
W T G & Co. L P                        N/A                        221,000         1.5%             0          221,000           1.4%
Calif Public Emp Ret Sys               Growth                     109,099         0.8%             0          109,099           0.7%
New York State Teachers Retirement     Index                       95,600         0.7%             0           95,600           0.6%
Barclays Bank PLC                      Index                       69,614         0.5%             0           69,614           0.4%
Schroder Wertheim & Co                 Value                       47,600         0.3%             0           47,600           0.3%
Mellon Bank Corporation                Index,Value                 41,643         0.3%             0           41,643           0.3%
Bear Stearns & Co                      Value                       34,450         0.2%             0           34,450           0.2%
Kellner Dileo & Co.                    Growth                      29,800         0.2%             0           29,800           0.2%
First Manhattan Co.                    Value                       26,610         0.2%             0           26,610           0.2%
Dimensional Fund Advisors.             Quant.                      24,649         0.2%             0           24,649           0.2%
ANB Investment Mgmt                    Growth,Value                23,400         0.2%             0           23,400           0.1%
Arnhold & S. Bleichroeder              Value,Growth                18,800         0.1%             0           18,800           0.1%
Remaining 9 Institutions                                           63,514         0.4%             0           63,514           0.4%
                                                              ------------    ---------   -------------   -----------   ------------
 Total Institutional Holdings                                   2,542,205        17.5%             0        2,542,205          15.7%

Beneficial/Directors and Officers(3)         Position
                                       ---------------------
Sandoz Biotech Holdings Corp.                                  10,610,099        73.2%             0(7)    10,610,099          65.6%
John J. Schwartz                       President,CEO               31,000         0.2%       209,487          240,487           1.5%
Irving L. Weissman                     Director                   144,603         1.0%        13,459          158,062           1.0%
Joesph J. Ruvane, Jr.                  Chairman of the Board            0         0.0%        48,362           48,362           0.3%
Harold Edgar                           Director                     8,275         0.1%        34,439           42,714           0.3%
Other Insiders (14 individuals)(4)                                  6,800         0.0%       166,540          173,340           1.1%
                                                              ------------    ---------   -------------   -----------   ------------
 Total Insider Holdings                                        10,800,777        74.5%       472,287(7)    11,273,064          69.7%

Other Holdings                                                  1,155,987         8.0%     1,203,003(8)     2,358,990          14.6%
                                                              ------------    ---------   -------------   -----------   ------------

 Total Shares Outstanding                                      14,498,969       100.0%     1,675,290       16,174,259         100.0%
                                                              ============    =========   =============   ===========   ============

Notes:  (1) Based on the latest 13(f) filings as of 9/96 of investment companies and institutions.
        (2) Includes 1,251,871 shares of common stock held by Morgan Guaranty
            Company of New York as a result of Eli S. Jacob's bankruptcy.
        (3) Based on 6/1/96 Proxy Statement including beneficial interests and on 9/30/95 option holdings information.
        (4) Represents directors and executive officers owning less than 40,000 shares of common stock plus options.
        (5) Based on common stock outstanding as of 10/31/96 from the 9/30/96 10-Q.
        (6) Includes all outstanding options (includes options not currently exercisable or in the money).
        (7) Excludes 1,367,600 warrants held by Sandoz Biotech Holdings Corp.
        (8) Includes options held by other employees, consultants and SARL of 007.


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                        Analysis of Option Holdings(1)

--------------------------------------------------------------------------------
              Total Options Outstanding:          1,675,290
                 Average Exercise Price:             $14.79
--------------------------------------------------------------------------------

================================================================================
                                          Options in the
                         Number of            Money/
                       Options in the      Total Options          Total Cost
  Offer Price              Money            Outstanding           to Sandoz
-----------------      --------------    ------------------    -----------------

    $17.00               1,132,567             67.6%               4,035,740

     17.13               1,132,567             67.6%               4,177,311

     17.25               1,255,317             74.9%               4,318,881

     17.38               1,255,317             74.9%               4,475,796

     17.50               1,255,317             74.9%               4,632,711

     17.63               1,255,317             74.9%               4,789,625

     17.75               1,255,317             74.9%               4,946,540

     17.88               1,255,317             74.9%               5,103,455

     18.00               1,255,317             74.9%               5,260,369

     18.13               1,255,317             74.9%               5,417,284

     18.25               1,255,317             74.9%               5,574,198

     18.38               1,255,317             74.9%               5,731,113

     18.50               1,270,317             75.8%               5,888,028

     18.63               1,270,317             75.8%               6,046,817

     18.75               1,270,317             75.8%               6,205,607

     18.88               1,270,317             75.8%               6,364,397

     19.00               1,273,317             76.0%               6,523,186

     19.25               1,417,564             84.6%               6,841,515

     19.50               1,417,564             84.6%               7,195,906

     19.75               1,417,564             84.6%               7,550,297

     20.00               1,418,814             84.7%               7,904,688

     21.00               1,418,814             84.7%               9,323,502

     23.00               1,430,814             85.4%              12,176,130

     25.00               1,461,264             87.2%              15,091,133

     30.00               1,611,264             96.2%              22,584,953

     35.00               1,623,264             96.9%              30,644,273

     40.00               1,638,264             97.8%              38,820,593

     41.25               1,675,290            100.0%              40,868,423
================================================================================

Note: (1) Based on option holdings information as of 09/30/95.

                                                                  MORGAN STANLEY

                                  PROJECT 007
--------------------------------------------------------------------------------
                         Summary of Valuation Analyses
                                     ($MM)

[The following table was represented as a line graph in the printed material.]

             Price 1 Day Prior to   Current Market  Initial Offer  Revised Offer
                Initial Offer           Price           Price           Price
                   $11.00(2)          $15.06(3)        $17.00          $19.50
             -------------------------------------------------------------------

1996 Trading Range                                   $11.00-$18.63

Pre-Announcement
  Trading Range(4)                                   $11.00-$16.75

Precedent Transactions
  Analysis                                           $13.42-$18.69

DCF Base Case(5)
  (HSC on-line 2001)                                 $12.62-$19.72

DCF Downside Case(6)
  (HSC on-line 2001)                                  $2.70-$7.24

Per Share Value
   ($/share)

 Primary(1)
Equity Value
   ($MM)

Notes: (1) Based on 14.5MM primary shares outstanding.
       (2) As of 5/23/96.
       (3) As of 1/3/97.
       (4) Last twelve months prior to announcement of initial Sandoz offer.
       (5) Based on discounted cash flow analysis with probability adjustments of 100%, 75% and 50% (1997-2002, 2003, 2004-2007, respectively) and
           15.0$ to 16.0% discount rates using 17.0x to 20.0x P/E exit multiples.
       (6) Adjusted base case reflects probability adjustments of 100%, 50% and 33% (1997-2002, 2003, 2004-2007, respectively).


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                               Acquisition Matrix
                             Premiums Based on Price
                         ($MM, except per share amounts)

                                                                                           Premium to:
                                                            -----------------------------------------------------------------------
                                     Net                                             Price Prior to Initial
 Price    Primary   Equity Value   Pre-Tax    Total Equity                                   Offer:            Pre-Announcement(6)
  Per     Equity    of Pub. Trad.  Option     Purch. Price    Current  Prev. Buy-in  ----------------------   ---------------------
 Share    Value(1)   Shares(2)     Cost(3)    for Sandoz(4)    Price     Price(5)      30 Days      1 Day        High        Low
-------   --------  ------------   -------   --------------   -------  ------------  -----------  ----------  ----------  ---------
                                                             01/03/97     01/31/95     04/24/96    05/23/96    01/05/96   05/23/96
                                                              $15.06       $16.63       $12.88      $11.00      $16.75     $11.00
                                                            -----------------------------------------------------------------------
 $11.00   $159.5       $42.8        1.533       $44.3         -27.0%       -33.8%       -14.6%        0.0%      -34.3%       0.0%
  12.00    174.0        46.7        1.681        48.3         -20.3%       -27.8%        -6.8%        9.1%      -28.4%       9.1%
  13.00    188.5        50.6        1.895        52.5         -13.7%       -21.8%         1.0%       18.2%      -22.4%      18.2%
  14.00    203.0        54.4        2.225        56.7          -7.0%       -15.8%         8.7%       27.3%      -16.4%      27.3%
  15.00    217.5        58.3        2.632        61.0          -0.4%        -9.8%        16.5%       36.4%      -10.4%      36.4%
  16.00    232.0        62.2        3.175        65.4           6.2%        -3.8%        24.3%       45.5%       -4.5%      45.5%
-----------------------------------------------------------------------------------------------------------------------------------
  17.00    246.5        66.1        4.036        70.1          12.9%         2.2%        32.0%       54.5%        1.5%      54.5%
-----------------------------------------------------------------------------------------------------------------------------------
  17.13    248.3        66.6        4.177        70.8          13.7%         3.0%        33.0%       55.7%        2.2%      55.7%
  17.25    250.1        67.1        4.319        71.4          14.5%         3.8%        34.0%       56.8%        3.0%      56.8%
  17.38    251.9        67.6        4.476        72.0          15.4%         4.5%        35.0%       58.0%        3.7%      58.0%
  17.50    253.7        68.1        4.633        72.7          16.2%         5.3%        35.9%       59.1%        4.5%      59.1%
  17.63    255.5        68.5        4.790        73.3          17.0%         6.0%        36.9%       60.2%        5.2%      60.2%
  17.75    257.4        69.0        4.947        74.0          17.9%         6.8%        37.9%       61.4%        6.0%      61.4%
  17.88    259.2        69.5        5.103        74.6          18.7%         7.5%        38.8%       62.5%        6.7%      62.5%
  18.00    261.0        70.0        5.260        75.3          19.5%         8.3%        39.8%       63.6%        7.5%      63.6%
  18.50    268.2        71.9        5.888        77.8          22.8%        11.3%        43.7%       68.2%       10.4%      68.2%
  19.00    275.5        73.9        6.523        80.4          26.2%        14.3%        47.6%       72.7%       13.4%      72.7%
-----------------------------------------------------------------------------------------------------------------------------------
  19.50    282.7        75.8        7.196        83.0          29.5%        17.3%        51.5%       77.3%       16.4%      77.3%
-----------------------------------------------------------------------------------------------------------------------------------
  20.00    290.0        77.8        7.905        85.7          32.8%        20.3%        55.3%       81.8%       19.4%      81.8%

Notes: (1) Based on primary shares outstanding of 14.499MM as of 10/31/96 from the 9/30/96 10-Q.

       (2) Excludes shares already owned by Sandoz (10.610MM).

       (3) Based on option holdings information as of 09/30/95.

       (4) Total Equity Purchase Price equals Equity Value of Shares not already owned + Net Option Cost. Assumes no Debt or excess Cash.

       (5) Purchase price assumed equal to total investment of $80.00 MM less $3.25MM in value of warrants divided by 4.616 MM purchased shares. Refers to 01/31/95 announced Sandoz investment in 007, increasing holding to 71.6% on a fully diluted basis; presently 68.4% on a fully diluted basis including all outstanding options and warrants.

       (6) From 05/24/95 to 05/23/96. Last twelve months prior to announcement.


                                                                  MORGAN STANLEY

                                  PROJECT 007
--------------------------------------------------------------------------------
            Key Pricing Parameters (Precedent Transactions Analysis


Market Prices
                                                                                                          Price
                                                                                                     --------------

Current Stock Price (January 3, 1997)                                                                        $15.06
1996 Low to High Trading Range Pre-Offer (January 1 to May 23, 1996)                                  11.00 - 16.75
Price 30 Days Prior to Offer (April 24, 1996)                                                                 12.88
Price 1 Day Prior to Offer (May 23, 1996)                                                                     11.00
Low to High Trading Range Between Offer and Rejection (May 24 to October 28, 1996)                    14.98 - 18.63
Low to High Trading Range Between Rejection and Present                                               14.00 - 15.63

Biotechnology Sector Market Performance Since Offer

General U.S. Market (S&P 500)                                                                                   9.6%
Tier I Biotech Companies (Tier I Biotech Index)(1)                                                             (4.9)
Tier II and III Tier Biotech Companies (Gene Therapy and Transgenic Index)(2)                                 (19.9)

Offer Price Implications

                                                                             Premium over Price
                                                                        ---------------------------
             Value of       Net P/T        Total        % Options          Prior to Initial Offer:     Premium over
  Stock      Minority        Option     Transaction    Outstanding      ---------------------------      Current
  Price     Interest(3)     Cost(4)        Cost        in the Money      30 Days            1 Day         Price
----------  ------------   ---------    ------------   -------------    -----------      ----------    ------------
  $17.00      $66.1           $4.0        $70.1            67.6%          32.0%             54.5%         12.9%
   19.50       75.8            7.2         83.0            76.0           51.5              77.3          29.5


Precedent Transactions
                                                                           Premium over Price
                                                                             Prior to Offer:             Average
                                                                      -----------------------------    Implied 007
Precedent Transaction                                                   30 Days            1 Day       Stock Price
--------------------------------------                                ------------      -----------    ------------

Biotech Minority Squeeze-Outs
     RPR/AISX (10/95)                                                     46.9%             67.9%        $18.69
     Failed - AHP/IMNX (11/95)                                             4.5              20.8          13.37
  Biotech 100% Control Transactions                                       47.0              64.7          18.52
Selected Biotech Majority Partial Purchases                               57.9              38.5          17.79
Minority Squeeze-Outs
         1994-1995                                                        11.0              14.0          13.42
         1992-1993                                                        15.5              14.0          13.71
         1990-1991                                                        34.0              28.0          15.67
         1987-1989                                                        30.0              15.0          14.69
     Transactions (1987-1995)                                             28.0              18.5          14.76
Selected Biotech Minority Investments
     Transactions after 1/1/94                                            22.7              20.1          14.50
     Transactions after 1/1/91                                            24.6              20.1          14.62
     All Transactions                                                     24.6              20.1          14.62
   Sandoz/007 (1/95)                                                      (5.0)              4.0          NM
   Sandoz/007 (12/91)                                                     60.0             110.0          21.85


--------------------------------------------------------------------------------------------------------------------
Relevant Range                                                                                        $13.42-$18.69
--------------------------------------------------------------------------------------------------------------------

Notes: (1) Includes AMGN, BGEN, CHIR, CNTO, GENIZ, GENZ, GNE, GNSA, IMNX and
           SYGN.
       (2) Includes AISX, CEGE, CEPH, CPRO, IMNR and VICL.
       (3) Assumes 3.889 MM primary shares outstanding.
       (4) Assumes 1.675MM options outstanding with exercise prices ranging from $.01 to $41.25. (90%, 95% and 100% of options would be in the money at prices of $28.75, $28.75 and $41.25.)

                                                                  MORGAN STANLEY
                                   PROJECT 007
--------------------------------------------------------------------------------
                                 DCF Assumptions

I.   General Assumptions

     o    2.0% candidate base growth per annum

     o Indications for aggressive (i.e., high dose or myelosuppressive) chemotherapy only. All patients over age 65 excluded

     o European incidence 1.5 times U.S. incidence and 50% of U.S. market estimates for treatment

     o Japan incidence 0.5 times U.S. incidence and 50% of U.S. market estimates for treatment

     o    Treatment price increase of 2.0% per annum

     o Assumes product launch in 2001. Stem Cell Treatments (Isolated Stem Cells, with switchover four years later to Expanded Progenitor/Stem Cells upon introduction, through bone marrow or autologous treatments). Isolated treatment phased out prior to launch of expanded treatment

                                                      Assumptions                                 Comments
                                             ---------------------------------  --------------------------------------------------
II.  Revenues

     A.   Revenue-Generating Products        Isolated Stem Cell Treatment       o    Company has administered European Phase
                                                                                     I/II clinical trials

                                             Expanded Stem Cell Treatment            Follows four years after ISC introduction

     B.   Indications for Stem Cell          Hematologic Cancers                     Leukemia, Multiple Myeloma and Lymphoma
          Treatment
                                             Solid Tumors Cancers                    Breast, Ovarian and Small Cell Lung

                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                                 DCF Assumptions
                                   (continued)

                                                                  Assumptions
                                      -------------------------------------------------------------------
     C.   Incidence and Clinically                                     US Incidence       US Candidates
          Eligible Candidates                                          ------------       -------------

                                      Leukemia                             22,900             12,480
                                      Lymphoma (includes Hodgkin's,
                                      Non-Hodgkin's) and
                                      Multiple Myeloma                     63,700             16,449
                                      Breast                              183,000             21,960
                                      Other (includes small cell           64,500             17,752
                                      lung and ovarian)
                                                                          -------             ------
                                                        Total             334,100             68,641
                                                                          =======             ======

                                      European incidence assumed to be 1.5 times U.S. incidence with 50%
                                      of U.S. market penetration rates

                                      Japan incidence assumed to be 0.5 times U.S. incidence with 50% of
                                      U.S. market penetration rates

                      Comments
--------------------------------------------------
o    Smaller candidate population: high dose
     chemotherapy and no patients over 65

o    Base candidate growth by 2.0% per annum


     D.   Market Penetration                                   2001        2003        2005      2007
                                                               ----        ----        ----      ----
          (Candidates Treated by
          the Company as a % of       Leukemia                 2.3%        17.5%       37.1%     55.0%
          Total Base Candidates)      Lymphoma (includes
                                           Hodgkin's,
                                           Non-Hodgkin's)
                                           and Multiple
                                           Myeloma             4.1         18.5        31.8      40.8
                                      Breast                   1.5          5.0        10.9      15.4
                                      Other (includes small    1.5          3.8         7.1       9.4
                                           cell lung
                                           and ovarian)

                      Comments
--------------------------------------------------
o    Market shares are disease-specific

o    Company is no longer first-to-market
     with stem cell treatments

                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                                 DCF Assumptions
                                   (continued)

                                                     Assumptions                                     Comments
                                       --------------------------------------  --------------------------------------------------
     E.    Treatments Per Patient      Isolated Stem Cells -- 1                o     Includes Hematologic Cancers and Solid
           Per Year                                                                  Tumor Cancers
                                       Expanded Stem Cells

                                       a.   Hematologic Cancers -- 1
                                            (ablative chemotherapy)

                                       b.   Solid Tumor Cancers -- 4
                                            (high dose chemotherapy)

     F.    Pricing Per Treatment       Isolated Stem Cells (2001 - 2004)       o     2.0% increase in price per patient per
                                                                                     year
                                       a.   Hematologic Cancers -- $10,800

                                       b.   Solid Tumor Cancers -- $8,100

                                       Expanded Stem Cells (2005 - 2007)

                                       a.   Hematologic Cancers -- $15,000

                                       b.   Solid Tumor Cancers -- $3,750

                                       European price equal to U.S.

                                       Japan price equal to U.S.


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                                 DCF Assumptions
                                   (continued)

                                                    Assumptions                                     Comments
                                      --------------------------------------  --------------------------------------------------
     G.   Non-Product Revenue         Revenue from Collaborative Agreements   o    Revenue from collaborative agreements and
                                      -------------------------------------        grants assumed to be phased out upon
                                      1997      $3.9MM                             product launch
                                      1998       3.8MM
                                      1999       1.5MM
                                      2000       2.0MM
                                      2001       2.5MM
                                      No revenue from 2002 forward

                                      Revenue from Grants
                                      -------------------
                                      1997      $0.5MM
                                      1998       0.3MM
                                      1999       0.3MM
                                      2000       0.3MM
                                      2001       0.3MM
                                      No revenue from 2002 forward

     H.   Other Income (Expense)      No other income assumed from
                                      1997 forward

     I.   Potential Upside            Gene therapy for HIV                    o    Costs and potential  revenue are currently
                                                                                   excluded  from  the  model  due  to  highly
                                                                                   speculative  nature  at  present  and  high
                                                                                   probability discount


                                                                  MORGAN STANLEY
                                      -11-

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
III. Expenses
    A.    Cost of Goods Sold          Isolated Stem Cells                               o Higher costs in early years
                                      33% of Sales (2001-2004)

                                      Expanded Stem Cells
                                      19% of Sales (2005-2006)
                                      17% of Sales thereafter

    B.    Unabsorbed Manufacturing    Monoclonal Antibody (MAbs) Production Costs       o Monoclonal antibody production costs
          Costs                       1997   $2.8MM                                       phased out as centers become operational
                                      1998    2.8MM
                                      1999    2.9MM
                                      2000    3.0MM
                                      2001    2.7MM
                                      2002    1.4MM

                                      Center Operating Costs                            o 12 centers opened through 2007
                                      2003   $4.8MM
                                      2004    0.8MM
                                      2005    0.9MM
                                      2006    0.9MM
                                      2007    3.6MM


                                                                  MORGAN STANLEY

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
    C.    Research & Development      1997   $50.0MM                                    o Includes product development costs
                                      1998    55.5MM
                                      1999    60.0MM
                                      5% growth thereafter

                                                            % of Sales
                                              ---------------------------------------
    D.    Clinical & Regulatory,              Clinical &    Sales &      General &      o Smaller expenditures,  particularly in the
          Marketing & Sales and               Regulatory   Marketing   Administrative     out years
          General & Administrative            ----------   ---------   --------------
                                      2002       13.3%       6.9%           9.6%
                                      2003        6.5        4.3            6.0
                                      2004        4.4        3.0            4.2
                                      2005        3.4        2.4            3.4
                                      2006        2.9        2.1            3.0
                                      2007        2.6        1.9            2.7

    E.    Income Tax Rate                              41%                              o Full NOL utilization assumed when 007
                                                                                          achieves positive earnings, except for
                                                                                          terminal year


                                                                  MORGAN STANLEY

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
IV. Cash Flow
                                           Depreciation &
    A.    Depreciation &                   Amortization        Capital Expenditure      o Much greater capital expenditures in
          Amortization and Capital         ----------------    -------------------        the early years, but substantially
          Expenditure                 1997      $7.5MM               $26.1MM              lower after 1997
                                      1998       8.2MM                 3.0MM
                                      1999       8.9MM                 3.0MM
                                      2000       9.6MM                 3.5MM
                                      2001      11.1MM                15.7MM
                                      2002      11.1MM                 9.2MM
                                      2003      11.1MM                 9.7MM
                                      2004      11.7MM                14.9MM
                                      2005      15.8MM                15.4MM
                                      2006      15.1MM                10.2MM
                                      2007      18.3MM                17.4MM

    B.    Investment in Non-Cash               20% of Change in Sales                   o Based on working capital needs of
          Working Capital                                                                 comparable biotech companies


                                                                  MORGAN STANLEY

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
V.       DCF Valuation

         A.    Price/Earnings Exit                 17.0x-20.0x                          o Expected P/E multiple for mature
               Multiple                                                                   biotech company after product
                                                                                          introduction

         B.    Discount Rate                       15.0%-16.0%                          o Based on weighted average cost of
                                                                                          capital analysis for Tier I and Tier
                                                                                          II representative biotech companies.
                                                                                          Upon product launch, 007 would be
                                                                                          considered a Tier I/II biotech company

         C.    Cash and Debt          Cash and Cash Equivalents -- $4.0MM               o Cash and debt balances projected for
                                      Short-term Investments -- $37.5MM                   12/31/96 based on adjusting 9/30/96
                                      Debt (capital lease obligations) -- $5.5MM          10-Q data by incremental change
                                                                                          between 6/30/96 and 9/30/96 data


                                                                  MORGAN STANLEY

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
         D.    Options                Option proceeds -- $20.4MM                        o 1,417,564 options outstanding with an
                                                                                          exercise price of $19.50 or below (out
                                                                                          of total number of options, 1,675,290)

                                                                                        o 257,726 options assumed to be
                                                                                          cancelled due to exercise price in
                                                                                          excess of $19.50 offer price
         E.    Common Shares
               Outstanding            Fully diluted shares -- 15.9MM                    o Includes 14.5MM primary shares
                                                                                          outstanding as of 10/31/96 from
                                                                                          9/30/96 10-Q


                                                                  MORGAN STANLEY

                                  PROJECT 007
                                DCF Assumptions
--------------------------------------------------------------------------------
                                  (continued)

                                                       Assumptions                                        Comments
                                      ------------------------------------------------  --------------------------------------------
         F.    Probability Weighting  Base Case                                         o In line with other biotech/gene
               Factor                                                                     therapy valuation approaches given
                                      Prior to product launch -- 100%                     stage of development and milestones
                                      After product launch                                yet to be reached

                                        2001-2002     --      100%
                                        2003          --       75%
                                        50% thereafter

                                      Downside Case

                                      Prior to product launch -- 100%
                                      After product launch

                                        2001-2002     --      100%
                                        2003          --       50%
                                        33% thereafter


                                                                  MORGAN STANLEY
                                      -17-

                                   PROJECT 007
--------------------------------------------------------------------------------
                          Discounted Cash Flow Analysis
                                    Base Case
                         ($000, except otherwise noted)

                                            -------------------------------    -------------------------------
P/E Exit Multiple                                         17.0x                              18.5x
                                            -------------------------------    -------------------------------
Discount Rate                                  15.0%      15.5%     16.0%         15.0%      15.5%     16.0%
                                            -------------------------------    -------------------------------

PV of 1st Year Cash Flow                     ($86,738)  ($86,550) ($86,363)     ($86,738)  ($86,550) ($86,363)
PV of Cash Flows 2 thru 6 @ 100.0%           (239,750)  (236,478) (233,273)     (239,750)  (236,478) (233,273)
PV of Cash Flows 7 @ 75.0%                     (5,993)    (5,827)   (5,665)       (5,993)    (5,827)   (5,665)
PV of Cash Flows 8 thru 11 @ 50.0%             92,867     89,155    85,608        92,867     89,155    85,608
PV of Terminal Value @ 50.0%                  422,473    402,785   384,094       459,750    438,325   417,984
                                            -------------------------------    -------------------------------

Asset Value                                  $182,859   $163,085   144,400      $220,136   $198,625   178,291

       Less Debt (1)                            5,524      5,524     5,524         5,524      5,524     5,524
       Plus Options Proceeds (2)               20,447     20,447    20,447        20,447     20,447    20,447
       Plus Excess Cash  (1)                   41,518     41,518    41,518        41,518     41,518    41,518
                                            -------------------------------    -------------------------------

Equity Value                                 $239,299   $219,526  $200,841      $276,577   $255,066  $234,732
                                            ===============================    ===============================

       Per Share (3)                           $15.03     $13.79    $12.62        $17.38     $16.03    $14.75

Probability Wtd. Terminal Value @ 50.0%     1,965,510  1,965,510 1,965,510     2,138,937  2,138,937 2,138,937
                                            ===============================    ===============================

                                            -------------------------------
P/E Exit Multiple                                         20.0x
                                            -------------------------------
Discount Rate                                  15.0%      15.5%     16.0%
                                            -------------------------------

PV of 1st Year Cash Flow                     ($86,738)  ($86,550) ($86,363)
PV of Cash Flows 2 thru 6 @ 100.0%           (239,750)  (236,478) (233,273)
PV of Cash Flows 7 @ 75.0%                     (5,993)    (5,827)   (5,665)
PV of Cash Flows 8 thru 11 @ 50.0%             92,867     89,155    85,608
PV of Terminal Value @ 50.0%                  497,027    473,865   451,875
                                            -------------------------------

Asset Value                                  $257,413   $234,165   212,182

       Less Debt (1)                            5,524      5,524     5,524
       Plus Options Proceeds (2)               20,447     20,447    20,447
       Plus Excess Cash  (1)                   41,518     41,518    41,518
                                            -------------------------------

Equity Value                                 $313,854   $290,606  $268,622
                                            ===============================

       Per Share (3)                           $19.72     $18.26    $16.88

Probability Wtd. Terminal Value @ 50.0%     2,312,364  2,312,364 2,312,364
                                            ===============================

Notes:

(1) Cash and Debt projected for 12/31/96. Adjusted by applying incremental difference from 6/30 to 9/30/96 balance to 9/30 10-Q data.

(2) Assumes exercise of 1,417,564 options at an exercise price of $19.50 or below (out of total number of options, 1,675,290).

(3) Based on 15.9MM fully diluted shares outstanding (including 1.418MM options exercisable at or below a price of $19.50) as of 10/31/96 from 9/30/96 10-Q.

                                                                  MORGAN STANLEY
                                      -18-

                                   PROJECT 007
--------------------------------------------------------------------------------
                          Discounted Cash Flow Analysis
                                  Downside Case
                         ($000, except otherwise noted)

                                             -----------------------------------------     ----------------------------------------
P/E Exit Multiple                                                17.0x                                         18.5x
                                             -----------------------------------------     ----------------------------------------
Discount Rate                                      15.0%          15.5%         16.0%           15.0%          15.5%         16.0%
                                             -----------------------------------------     ----------------------------------------
PV of 1st Year Cash Flow                        ($86,738)      ($86,550)     ($86,363)       ($86,738)      ($86,550)     ($86,363)
PV of Cash Flows 2 thru 6 @ 100.0%              (239,750)      (236,478)     (233,273)       (239,750)      (236,478)     (233,273)
PV of Cash Flows 7 @ 50.0%                        (3,996)        (3,885)       (3,777)         (3,996)        (3,885)       (3,777)
PV of Cash Flows 8 thru 11 @ 33.0%                61,292         58,843        56,501          61,292         58,843        56,501
PV of Terminal Value @ 33.0%                     278,832        265,838       253,502         303,435        289,294       275,870
                                             -----------------------------------------     ----------------------------------------
Asset Value                                       $9,641        ($2,232)      (13,410)        $34,244        $21,224         8,958

  Less Debt (1)                                    5,524          5,524         5,524           5,524          5,524         5,524
  Plus Options Proceeds (2)                       20,447         20,447        20,447          20,447         20,447        20,447
  Plus Excess Cash (1)                            41,518         41,518        41,518          41,518         41,518        41,518
                                             -----------------------------------------     ----------------------------------------
Equity Value                                     $66,082        $54,208       $43,031         $90,685        $77,665       $65,399
                                             =========================================     ========================================
  Per Share (3)                                    $4.15          $3.41         $2.70           $5.70          $4.88         $4.11

Probability Wtd. Terminal Value @ 33.0%        1,297,236      1,297,236     1,297,236       1,411,699      1,411,699     1,411,699
                                             -----------------------------------------     ----------------------------------------

                                         --------------------------------------
P/E Exit Multiple                                          20.0x
                                         --------------------------------------
Discount Rate                                 15.0%        15.5%         16.0%
                                         --------------------------------------

PV of 1st Year Cash Flow                   ($86,738)    ($86,550)     ($86,363)
PV of Cash Flows 2 thru 6 @ 100.0%         (239,750)    (236,478)     (233,273)
PV of Cash Flows 7 @ 50.0%                   (3,996)      (3,885)       (3,777)
PV of Cash Flows 8 thru 11 @ 33.0%           61,292       58,843        56,501
PV of Terminal Value @ 33.0%                328,038      312,751       298,238
                                         --------------------------------------
Asset Value                                 $58,847      $44,680        31,326

  Less Debt (1)                               5,524        5,524         5,524
  Plus Options Proceeds (2)                  20,447       20,447        20,447
  Plus Excess Cash (1)                       41,518       41,518        41,518
                                         --------------------------------------
Equity Value                               $115,287     $101,121       $87,767
                                         ======================================

  Per Share (3)                               $7.24        $6.35         $5.51

Probability Wtd. Terminal Value @ 33.0%   1,526,161    1,526,161     1,526,161
                                         ======================================

Notes:

(1) Cash and Debt projected for 12/31/96. Adjusted by applying incremental difference from 6/30 to 9/30/96 balance to 9/30 10-Q data.

(2) Assumes exercise of 1,417,564 options at an exercise price of $19.50 or below (out of total number of options, 1,675,290).

(3) Based on 15.9MM fully diluted shares outstanding (including 1.418MM options exercisable at or below a price of $19.50) as of 10/31/96 from 9/30/96 10-Q.


                                                                  MORGAN STANLEY
                                      -19-

                                  PROJECT 007
--------------------------------------------------------------------------------
                             Annotated Price Graph
                              02-Dec-91 to Present

 [The following table was represented as a line graph in the printed material.]

  Date                            Prices
-----------                       ------
02-Dec-91-                         35
23-Jun-92-                         27.75
13-Jan-93-                         24
05-Aug-93-                         17
25-Feb-94-                         19.25
19-Sep-94-                         18.25
11-Apr-95-                         12.5
01-Nov-95-                         14.5
23-May-96-                         11
11-Dec-96-                         14.563

12/16/91
Announced sale of 60% interest to Sandoz for $392MM

2/19/92
Tender offer for the Company completed

3/27/92
FYE EPS ($1.35)

4/20/92
Stem cell gene therapy moves into clinical phase

6/19/92
Announced JV with Sandoz Pharma Ltd. to research human stem cell renewal

8/18/92
Merrill Lynch downgrades stock to "below average"

2/18/93
FYE EPS ($0.84)

4/15/93
Announces 50/50 IV with Sandoz Pharmaceutical Corp. to research and develop gene therapy for H.I.V.


7/1/93
Signs collaboration agreement with Centre Leon Berad

12/16/93
Enters into agreement with Sandoz Pharma Ltd. to develop and discover therapeutic agents for H.I.V. infection

5/6/94
Ended June, 1992 collaboration agreement with Sandoz related to human stem cell growth research

10/20/94
President, CEO Linda Sonntag resigns

1/31/95
Sandoz increases holding with $80MM equity; control of 71.6% on a fully diluted basis

6/1/95
Announced U.S. Phase I/II Clinical Trials

10/2/95
Announced preliminary results of Phase I/II clinical trial of autologous hematopoietic stem cell (HSC) transplantation

5/24/96
Sandoz announces offer at $17/share to buy 27% stake in 007, not already owned

10/28/96
Independent directors reject Sandoz offer

12/10/96
Announced European Phase I/II clinical trial results on multiple myeloma patients

                                                                  MORGAN STANLEY

                                  PROJECT 007
--------------------------------------------------------------------------------
                   Biotech Indexed Price Performance Since IPO
                              02-Dec-91 to Present

 [The following table was represented as a line graph in the printed material.]

                         Gene Therapy
                             and                       Tier I
                          Transgenic  Pharmaceutical  Biotech
  Date              007     Index(1)      Index(2)    Index(3)     S&P 500
-----------       ------  -----------  --------------  --------   -----------

02-Dec-91-         100.0     100.0          100.0         100.0        100.0
17-Jul-92-          85.0      79.3           97.6          92.8        109.0
04-Mar-93-          48.6      64.7           61.2          76.7        117.3
20-Oct-93-          53.6      81.2           79.4          80.2        122.2
07-Jun-94-          42.1      55.5           68.3          77.0        120.1
23-Jan-95-          46.4      33.6           65.7          86.0        122.1
08-Sep-95-          37.9      60.4           85.0         105.0        150.2
25-Apr-96-          36.4      71.3          108.4         129.3        171.2
02-Jan-97-          79.2      82.3          100.9         115.4        108.6



Notes: (1) Composed of AISX, CEGE, CEPH, CPRO, IMNR, VICL.
       (2) Composed of ABT, AHP, BMY, JNJ, LLY, MKC, MRK, PFE, RPR, SGP, SYN, UPJ, WLA.
       (3) Composed of AMGN, BGEN, CHIR, CNTO, GENIZ, GENZ, GNE, GNSA, IMNX,
           SYGN.


                                                                  MORGAN STANLEY
                                      -21-

                                  PROJECT 007
--------------------------------------------------------------------------------
           Biotech Indexed Price Performance Since Initial Offer Date
                              24-May-96 to Present

 [The following table was represented as a line graph in the printed material.]

                          Gene Therapy
                               and                       Tier I
                            Transgenic  Pharmaceutical  Biotech
  Date                007     Index(1)      Index(2)    Index(3)     S&P 500
-----------         ------ -----------  --------------  --------   -----------

24-May-96-           100.0    100.0        100.0          100.0       100.0
21-Jun-96-            95.3     87.6         91.9          102.4        98.3
19-Jul-96-            93.3     72.1         89.3          100.4        94.1
16-Aug-96-            81.9     71.3         92.8          103.2        98.0
13-Sep-96-            85.6     75.1         92.3          107.2       100.2
11-Oct-96-            87.2     79.5         97.5          110.5       103.3
Rejection Date
October 28, 1996
08-Nov-96-            80.5     76.9         94.4          118.8       107.7
06-Dec-96-            76.5     83.7         95.3          116.1       109.0
02-Jan-97-            42.1     60.6        111.4          155.4       193.2




Notes: (1) Composed of AISX, CEGE, CEPH, CPRO, IMNR, VICL.
       (2) Composed of ABT, AHP, BMY, JNJ, LLY, MKC, MRK, PFE, RPR, SGP, SYN, UPJ, WLA.
       (3) Composed of AMGN, BGEN, CHIR, CNTO, GENIZ, GENZ, GNE, GNSA, IMNX,
           SYGN.


                                                                  MORGAN STANLEY
                                      -22-

                                   PROJECT 007
--------------------------------------------------------------------------------
                          Consolidated Revenue Build-Up
                                    Base Case
                         ($000, except otherwise noted)

                                                                                  Projections
                                              --------------------------------------------------------------------------------------
                                                2001         2002         2003        2004          2005         2006         2007
                                              --------------------------------------------------------------------------------------
Candidate Base
U.S. Candidates                                66,841       68,178       69,541       70,932       72,351       73,798       75,274
  Growth                                                       2.0%         2.0%         2.0%         2.0%         2.0%         2.0%
  European Factor                                75.0%        75.0%        75.0%        75.0%        75.0%        75.0%        75.0%
European Candidates                            50,131       51,133       52,156       53,199       54,263       55,348       56,455
  Japan Factor                                   25.0%        25.0%        25.0%        25.0%        25.0%        25.0%        25.0%
Japan Candidates                               16,710       17,044       17,385       17,733       18,088       18,449       18,818
                                              --------------------------------------------------------------------------------------
Total Candidates                              133,682      136,356      139,083      141,864      144,702      147,596      150,548

Wtd. Avg. Market Penetration/Growth Factor        2.3%         7.2%        10.2%        15.2%        19.7%        23.6%        27.3%
  % Growth                                                   214.9%        42.8%        48.9%        29.7%        19.4%        15.7%

Patients Treated                                3,040        9,766       14,221       21,602       28,569       34,805       41,063

Wtd. Avg. Price ('000)                       $    8.8   $      8.8   $      8.8   $      8.8   $     15.0   $     15.0   $     15.0
Net Wtd. Avg. Price ('000)                   $    8.8   $      9.0   $      9.2   $      9.4   $     15.0   $     15.3   $     15.6

Inflation Adjustment                                           2.0%         2.0%         2.0%         2.0%         2.0%         2.0%

  % Growth in Net Wtd. Avg. Price                              2.0%         2.0%         2.0%        60.5%         2.0%         2.0%
                                              --------------------------------------------------------------------------------------
Total Revenue                                $ 26,816   $   87,854   $  130,492   $  202,186   $  429,105   $  533,221   $  641,681
                                              ======================================================================================

                                                                  MORGAN STANLEY
                                      -23-

                                   PROJECT 007
--------------------------------------------------------------------------------
                                Income Statement
                                    Base Case
                         ($000, except otherwise noted)

                                                         Actual                                 Projections
                             -------------------------------------------------------------------------------------------------
                                  1992        1993        1994        1995        1996        1997        1998        1999
                             -------------------------------------------------------------------------------------------------
Revenue by Product Line
  Isolated HSC's                    $0          $0          $0          $0          $0          $0          $0          $0
  Expanded HSC's                     0           0           0           0           0           0           0           0
  Collaborative Research         4,747       5,883       3,211       2,320       9,416       3,909       3,828       1,500
  Grants                           452         328         234         992         105         490         300         300
  Other                             29         213         669         304         147           0           0           0
                             -------------------------------------------------------------------------------------------------
Total Revenues                   5,228       6,424       4,114       3,616       9,668       4,399       4,128       1,800
      % Growth                                22.9%      -36.0%      -12.1%      167.4%      -54.5%       -6.2%      -56.4%

Cost by Product Line
at Standard
  Isolated HSC's                     0           0           0           0           0           0           0           0
      % of Sales                   0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
  Expanded HSC's                     0           0           0           0           0           0           0           0
      % of Sales                   0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                             -------------------------------------------------------------------------------------------------
Total Costs                          0           0           0           0           0           0           0           0
      % of Sales                   0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%        0.0%

Gross Profit                     5,228       6,424       4,114       3,616       9,668       4,399       4,128       1,800
     Gross Margin %               N.M.        N.M.        N.M.        N.M.        N.M.        N.M.        N.M.        N.M.

Unabsorbed Manufacturing
Costs
  Center Operating Costs             0           0           0           0           0           0           0           0
  MAbs Production Costs              0           0           0           0           0       2,760       2,823       2,890
                             -------------------------------------------------------------------------------------------------

Total Unab. Manufacturing
Costs                               0           0           0           0           0       2,760       2,823       2,890
      % of Sales                  0.0%        0.0%        0.0%        0.0%        0.0%       62.7%       68.4%      160.6%

Operating Expenses
  Research & Development         9,965      22,969      40,535      46,733      41,455      50,000      55,000      60,000
      % Growth                               130.5%       76.5%       15.3%      -11.3%       20.6%       10.0%        9.1%
  Clinical & Regulatory              0           0           0           0           0       9,580      13,708      17,291
      % of Sales                                                                             217.8%      332.1%      960.6%
  Marketing & Sales                225           0           0           0           0       2,141       2,355       2,591
      % of Sales                                                                             -51.3%      -43.0%       43.9%
  General & Administrative       5,440       8,173       8,819       8,110       7,855       6,312       6,809       7,188
      % of Sales                 104.1%      127.2%      214.4%      224.3%       81.2%      143.5%      164.9%      299.3%
  Special Charge                12,175
                             -------------------------------------------------------------------------------------------------
Total Operating Expenses        27,805      31,142      49,354      54,843      49,309      68,033      77,872      87,070
      % of Sales                 531.8%      484.8%     1199.7%     1516.7%      510.0%     1546.6%     1886.4%     4837.2%

EBITDA                         (22,577)    (24,718)    (45,240)    (51,227)    (39,641)    (66,394)    (76,567)    (88,160)
      % of Sales                -431.8%     -384.8%    -1099.7%    -1416.7%     -410.0%    -1509.3%    -1854.8%    -4897.8%

Earnings Before Taxes          (22,577)    (18,453)    (44,388)    (48,087)    (37,099)    (66,394)    (76,567)    (88,160)
      % of Sales                -431.8%     -287.3%    -1078.9%    -1329.8%     -383.7%    -1509.3%    -1854.8%    -4897.8%
Income Taxes                         0           0           0           0           0           0           0           0
  Effective Tax Rate              N.M.        N.M.        N.M.        N.M.        N.M.        N.M.        N.M.        N.M.
                             -------------------------------------------------------------------------------------------------
Net Income (Loss)             ($22,577)   ($18,453)   ($44,388)   ($48,087)   ($37,099)   ($66,394)   ($76,567)   ($88,160)
                             =================================================================================================
      % of Sales               -431.8%     -287.3%    -1078.9%    -1329.8%     -383.7%    -1509.3%    -1854.8%    -4897.8%



                                                                      Projections
                             ----------------------------------------------------------------------------------------------
                                  2000        2001        2002        2003        2004        2005        2006        2007
                             ----------------------------------------------------------------------------------------------
Revenue by Product Line
  Isolated HSC's                    $0     $26,816     $87,854    $130,492    $202,186          $0          $0          $0
  Expanded HSC's                     0           0           0           0           0     429,105     533,221     641,681
  Collaborative Research         2,000       2,500           0           0           0           0           0           0
  Grants                           300         300           0           0           0           0           0           0
  Other                              0           0           0           0           0           0           0           0
                             ----------------------------------------------------------------------------------------------
Total Revenues                   2,300      29,616      87,854     130,492     202,186     429,105     533,221     641,681
      % Growth                    27.8%     1187.7%      196.6%       48.5%       54.9%      112.2%       24.3%       20.3%

Cost by Product Line

at Standard
  Isolated HSC's                     0       8,849      28,992      43,062      66,721           0           0           0
      % of Sales                   0.0%       33.0%       33.0%       33.0%       33.0%        0.0%        0.0%        0.0%
  Expanded HSC's                     0           0           0           0           0      81,530     101,312     109,086
      % of Sales                   0.0%        0.0%        0.0%        0.0%        0.0%       19.0%       19.0%       17.0%
                             ----------------------------------------------------------------------------------------------
Total Costs                          0       8,849      28,992      43,062      66,721      81,530     101,312     109,086
      % of Sales                   0.0%       29.9%       33.0%       33.0%       33.0%       19.0%       19.0%       17.0%

Gross Profit                     2,300      20,767      58,862      87,429     135,465     347,575     431,909     532,596
     Gross Margin %               N.M.       70.1%       67.0%       67.0%       67.0%       81.0%       81.0%       83.0%

Unabsorbed Manufacturing
Costs
  Center Operating Costs             0           0           0       4,782         833         872         935       3,533
  MAbs Production Costs          2,977       2,653       1,438           0           0           0           0           0
                             ----------------------------------------------------------------------------------------------

Total Unab. Manufacturing
Costs                           2,977       2,653       1,438       4,782         833         872         935       3,533
      % of Sales                129.4%        9.0%        1.6%        3.7%        0.4%        0.2%        0.2%        0.6%

Operating Expenses
  Research & Development        63,000      66,150      69,458      72,930      76,577      80,406      84,426      88,647
      % Growth                     5.0%        5.0%        5.0%        5.0%        5.0%        5.0%        5.0%        5.0%
  Clinical & Regulatory         19,776      17,531      11,702       8,493       8,933      14,788      15,570      16,396
      % of Sales                 859.8%       59.2%       13.3%        6.5%        4.4%        3.4%        2.9%        2.6%
  Marketing & Sales              4,675       5,336       6,046       5,581       6,096      10,478      11,447      12,505
      % of Sales                 103.3%      -82.0%        6.9%        4.3%        3.0%        2.4%        2.1%        1.9%
  General & Administrative       7,587       8,009       8,475       7,828       8,558      14,719      16,092      17,592
      % of Sales                 229.9%      -73.0%        9.6%        6.0%        4.2%        3.4%        3.0%        2.7%
  Special Charge
                             ----------------------------------------------------------------------------------------------
Total Operating Expenses        95,038      97,026      95,681      94,832     100,164     120,391     127,535     135,141
      % of Sales                4132.1%      327.6%      108.9%       72.7%       49.5%       28.1%       23.9%       21.1%

EBITDA                         (95,715)    (78,912)    (38,256)    (12,185)     34,468     226,312     303,439     393,922
      % of Sales               -4161.5%     -266.5%      -43.5%       -9.3%       17.0%       52.7%       56.9%       61.4%

Earnings Before Taxes          (95,715)    (78,912)    (38,256)    (12,185)     34,468     226,312     303,439     393,922
      % of Sales               -4161.5%     -266.5%      -43.5%       -9.3%       17.0%       52.7%       56.9%       61.4%
Income Taxes                         0           0           0           0           0           0           0     161,685
  Effective Tax Rate              N.M.        N.M.        N.M.        N.M.        N.M.        N.M.        N.M.       41.0%
                             ----------------------------------------------------------------------------------------------
Net Income (Loss)             ($95,715)   ($78,912)   ($38,256)   ($12,185)    $34,468    $226,312    $303,439    $232,236
                             ==============================================================================================
      % of Sales              -4161.5%     -266.5%      -43.5%       -9.3%       17.0%       52.7%       56.9%       36.2%

Note: (1) Represents interest income assumed to be zero from 1997 onward.


                                                                  MORGAN STANLEY

                                   PROJECT 007
--------------------------------------------------------------------------------
                               Cash Flow Statement
                                    Base Case
                         ($000, except otherwise noted)

                                                       Actual                                       Projections
                                -------------------------------------------------------------------------------------------
                                 1992        1993        1994        1995        1996        1997        1998        1999
                                -------------------------------------------------------------------------------------------
Net Income                                ($18,453)   ($44,388)   ($48,087)   ($37,099)   ($66,394)   ($76,567)   ($88,160)

Add:
Depreciation & Amortization                  3,203       5,541       9,472       9,903       7,547       8,200       8,900
% of Capital Expenditures                     11.1%       25.0%      222.4%      457.0%       29.0%      273.3%      296.7%
                                         ----------------------------------------------------------------------------------

Operating Cash Flow                        (15,250)    (38,847)    (38,615)    (27,196)    (58,847)    (68,367)    (79,260)

Less:
Capital Expenditures                        28,878      22,152       4,259       2,167      26,052       3,000       3,000
% of Sales                                   449.5%      538.5%      117.8%       22.4%      592.2%       72.7%      166.7%
Investment in Non Cash Working
Capital                                     (2,805)      2,280      (2,544)     (8,343)      9,899        (808)       (234)
% of Change in Sales                        -234.5%      -98.7%      510.8%     -137.9%     -187.9%      298.2%       10.1%
                                         ----------------------------------------------------------------------------------

Free Cash Flow                              (5,668)    (27,229)    (18,283)    (23,724)    (93,016)    (70,319)    (81,786)
                                         ----------------------------------------------------------------------------------
% Growth                                                 380.4%      -32.9%       29.8%      292.1%      -24.4%       16.3%

Free Cash Flow as a % of Sales               -88.2%     -661.9%     -505.6%     -245.4%    -2114.5%    -1703.5%    -4543.7%

Probabilty Factor                            100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
Probability Weighted Free Cash Flow        ($5,668)   ($27,229)   ($18,283)   ($23,724)   ($93,016)   ($70,319)   ($81,786)
                                         ==================================================================================

                                                                           Projections
                                --------------------------------------------------------------------------------------------------
                                      2000        2001        2002        2003        2004        2005        2006        2007
                                --------------------------------------------------------------------------------------------------
Net Income                         ($95,715)   ($78,912)   ($38,256)   ($12,185)    $34,468    $226,312    $303,439    $232,236

Add:
Depreciation & Amortization           9,600      11,065      11,065      11,065      11,730      15,790      15,090      18,320
% of Capital Expenditures             274.3%       70.5%      120.3%      114.1%       78.7%      102.5%      147.9%      105.3%
                                 -----------------------------------------------------------------------------------------------

Operating Cash Flow                 (86,115)    (67,847)    (27,191)     (1,120)     46,198     242,102     318,529     250,556

Less:
Capital Expenditures                  3,500      15,700       9,200       9,700      14,900      15,400      10,200      17,400
% of Sales                            152.2%       53.0%       10.5%        7.4%        7.4%        3.6%        1.9%        2.7%
Investment in Non Cash Working
Capital                                (616)      5,463      11,648       8,527      14,339      45,384      20,823      21,692
% of Change in Sales                 -123.2%       20.0%       20.0%       20.0%       20.0%       20.0%       20.0%       20.0%
                                 -----------------------------------------------------------------------------------------------

Free Cash Flow                      (89,474)    (89,486)    (48,514)    (19,822)     16,484     180,843     287,031     211,464
                                 -----------------------------------------------------------------------------------------------
% Growth                                9.4%        0.0%      -45.8%      -59.1%     -183.2%      997.1%       58.7%      -26.3%

Free Cash Flow as a % of Sales      -3890.2%     -302.2%      -55.2%      -15.2%        8.2%       42.1%       53.8%       33.0%

Probabilty Factor                     100.0%      100.0%      100.0%       75.0%       50.0%       50.0%       50.0%       50.0%
Probability Weighted Free Cash
Flow                               ($89,474)   ($89,486)   ($48,514)   ($14,867)     $8,242     $90,422    $143,516    $105,732
                                 ===============================================================================================

                                                                  MORGAN STANLEY
                                      -26-

                                   PROJECT 007
--------------------------------------------------------------------------------
                    Weighted Average Cost of Capital Analysis

------------------------------------------------------------------------------------------------------------------------------------
                                              Predicted                                                                   Unlevered
                                               Equity          Total Debt/        Total Debt/        Preferred/            (Asset)
  Company                                       Beta (1)       Market Value (2)   Market Cap. (2)   Market Value (2)         Beta
  --------------------------               ----------------  ----------------   ----------------   ----------------    -------------
  Amgen Inc                                     1.17              1.2%               1.2%               1.1%                1.15
  Biogen Inc                                    1.39              2.3%               2.2%               0.0%                1.37
  Chiron Corporation                            1.41             13.9%              12.2%               0.0%                1.30
  Centocor Inc                                  1.73              3.4%               3.3%               0.0%                1.69
  Genetics Institute Inc                        0.99              0.0%               0.0%               0.0%                0.99
  Genzyme Corporation                           1.38              1.9%               1.9%               0.0%                1.36
  Genentech Inc                                 0.71              2.3%               2.3%               0.0%                0.70

                            --------------------------------------------------------------------------------------------------------
                               Mean             1.25              3.6%               3.3%               0.2%                1.22
                               Median           1.38              2.3%               2.2%               0.0%                1.30
                            --------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Cost of Capital
                                               -----------------------------------------------------------------------------------
                                                              Debt
 Total Debt/   Total Preferred/   Relevered    ----------------------------------                                      Weighted
 Market Value   Market Value       Beta (3)       (pre-tax)          (after-tax)      Preferred         Equity         Average (4)
-------------  ----------------  ------------- ----------------    --------------  --------------   -------------  ---------------

     0.0%           0.0%            1.30            8.5%                5.3%            0.0%            16.1%            16.1%
     7.1%           0.0%            1.36            8.7%                5.4%            0.0%            16.5%            15.8%
    14.3%           0.0%            1.41            8.9%                5.5%            0.0%            17.0%            15.5%
    21.4%           0.0%            1.47            9.1%                5.7%            0.0%            17.4%            15.3%
    28.6%           0.0%            1.53            9.4%                5.8%            0.0%            17.8%            15.1%
    35.7%           0.0%            1.59            9.6%                5.9%            0.0%            18.2%            15.0%
    42.9%           0.0%            1.64            9.8%                6.1%            0.0%            18.7%            14.9%
    50.0%           0.0%            1.70           10.0%                6.2%            0.0%            19.1%            14.8%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assumptions
-----------
            Risk Free Rate (5)         6.5%
            Market Risk Premium        7.4%
            Marginal Tax Rate         38.0%

Formulae
--------

       Unlevered Beta =                   Levered Beta
                        -------------------------------------------------------
                        1+(Debt/Equity)(1-Marginal Tax Rate)+(Preferred/Equity)]

       Cost of Equity = Risk Free Rate + (Levered Beta x Market Risk Premium)

--------------------------------------------------------------------------------

Notes:

(1) Source: Barra, U.S. Equity Betas as of January 2, 1997
(2) Based on closing prices on January 2, 1997
(3) Using Median Beta from Comparables
(4) Based on after-tax cost of debt.
(5) Current yield on a 10 year government bond as of January 2, 1997.


                                                                  MORGAN STANLEY
                                      -27-